Supplement Dated December 8, 2006
to
Prospectus Dated May 1, 2004
for
Scudder ZS4 Annuity

Issued by
KILICO Variable Annuity Separate Account
and
Kemper Investors Life Insurance Company

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

          Pursuant to the Agreement and Plan of Reorganization approved on October 31, 2006 by the shareholders of DWS Legg Mason Aggressive Growth VIP, DWS Oak Strategic Equity VIP, and DWS Janus Growth Opportunities VIP (collectively, the "Acquired Funds" and each an "Acquired Fund") of the DWS Variable Series II, all assets of the Acquired Funds will be transferred to DWS Capital Growth VIP in exchange for shares of DWS Capital Growth VIP and the assumption by DWS Capital Growth VIP of all liabilities of the Acquired Funds, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the affected shareholders of the Acquired Funds in complete liquidation of the Acquired Funds. This transaction will be effective December 8, 2006.